Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-1A

	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06	5/31/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	2,144	5,931	1,713	2,313	1,541	960
Investment securities, at market	2,434,890	2,370,716	2,534,261	2,364,563	2,325,075	2,239,384
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,497,034	2,436,647	2,595,974	2,426,876	2,386,616	2,300,344

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	8,766,190	8,766,190	7,959,006	7,959,006	8,968,061	8,968,061
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,266,190	30,266,190	29,459,006	29,459,006	30,468,061	30,468,061

TOTAL ASSETS	32,763,224	32,702,837	32,054,980	31,885,882	32,854,677	32,768,405

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	June 13, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-1B

	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06	5/31/06
LIABILITIES:
Post-Petition debt (Sched. C)	90,288	43,722	35,861	22,483	35,595	56,403

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,246,602	138,200,036	138,192,175	138,178,797	138,191,909	138,212,717

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(442,582)	(456,403)	(1,096,399)	(1,252,119)	(296,436)	(403,516)

TOTAL SHAREHOLDERS EQUITY	(105,483,378)	(105,497,199)	(106,137,195)	(106,292,915)	(105,337,232)	(105,444,312)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,763,224	32,702,837	32,054,980	31,885,882	32,854,677	32,768,405

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-2

STATEMENT OF INCOME

	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06	5/31/06
REVENUE:
Net investment income	8,036	8,792	9,105	10,099	8,734	10,369
Net realized gain	0	3,887	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,958)	(7,605)	(7,605)	(7,605)	(7,605)	(7,422)
Board fees and expenses	0	0	0	0	0	(1,159)
Legal fees and expenses	(91,058)	(17,616)	(51,930)	(4,494)	(51,786)	(106,144)
Accounting fees and expenses	0	0	0	0	0	0
Insurance	0	0	0	(151,667)	0	0
Filing fees and expenses	(2,638)	(1,250)	(3,648)	(1,966)	(2,703)	(2,693)
Miscelleanous	(143)	(28)	(48)	(87)	(12)	(31)

NET OPERATING INCOME / LOSS	(92,761)	(13,820)	(54,126)	(155,720)	(53,372)	(107,080)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	221,313	0	0	0
Equity in operating earnings of AIC	0	0	(631,135)	0	1,164,887	0
Equity in unrealized losses of securities of AIC	0	0	(176,049)	0	(155,832)	0

TOTAL OTHER INCOME (EXPENSE)	0	0	(585,871)	0	1,009,055	0

NET INCOME (LOSS)	(92,761)	(13,820)	(639,997)	(155,720)	955,683	(107,080)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-3

SOURCES AND USE OF CASH

	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06	5/31/06
CASH DIFFERENCE:
Current ending cash balance	2,144	5,931	1,713	2,313	1,541	960
Less ending prior month balance	(3,008)	(2,144)	(5,931)	(1,713)	(2,313)	(1,541)

NET CASH INCREASE (DECREASE)	(864)	3,787	(4,218)	600	(772)	(581)

SOURCES OF CASH:
Net income (loss)	(92,761)	(13,820)	(639,997)	(155,720)	955,683	(107,080)
Equity in earnings and unrealized losses of AIC	0	0	807,184	0	(1,009,055)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	73,592	64,174	0	169,697	39,488	85,691
Increase in:
Post- petition debt	18,305	0	0	0	13,112	20,808
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(864)	50,354	167,187	13,977	(772)	(581)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	(163,545)	0	0	0
Decrease in:
Post- petition debt	0	(46,567)	(7,860)	(13,377)	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(46,567)	(171,405)	(13,377)	0	0

NET CASH INCREASE (DECREASE)	(864)	3,787	(4,218)	600	(772)	(581)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	12/31/05	1/31/06	2/28/06	3/31/06	4/30/06	5/31/06
TRADE ACCOUNTS PAYABLE	90,288	43,722	35,861	22,483	35,595	56,403
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	90,288	43,722	35,861	22,483	35,595	56,403